                                 AMENDMENT NO. 8
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                                AIM GROWTH SERIES

         This Amendment No. 8 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series amends the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002, as amended December 2, 2004 (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         WHEREAS, the Trust desires to amend the Agreement to add two new portfolios - AIM Growth Allocation Fund and AIM Moderately Conservative Allocation Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 2, 2004.


                                        By:      /s/
                                             -----------------------------------
                                                 Name:    Robert H. Graham
                                                 Title:   President

                                                                       EXHIBIT A

                          Exhibit 1 TO AMENDMENT No. 8
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

                PORTFOLIO                             CLASSES OF EACH PORTFOLIO
------------------------------------------            -------------------------
AIM Aggressive Allocation Fund                        Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares

AIM Basic Value Fund                                  Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares

AIM Conservative Allocation Fund                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares

AIM Global Equity Fund                                Class A Shares
                                                      Class B Shares
                                                      Class C shares
                                                      Institutional Class Shares

AIM Growth Allocation Fund                            Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares


AIM Mid Cap Core Equity Fund                          Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares

AIM Moderate Allocation Fund                          Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares

                PORTFOLIO                             CLASSES OF EACH PORTFOLIO
------------------------------------------            -------------------------

AIM Moderately Conservative Allocation Fund           Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares


AIM Small Cap Growth Fund                             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Institutional Class Shares